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                                                                  EXECUTION COPY


                           INVESTORS' RIGHTS AGREEMENT

         This INVESTORS' RIGHTS AGREEMENT, dated as of April 3, 2001, is entered into by and among RenaissanceRe Holdings Ltd., a company organized under the laws of Bermuda (the "Company"), PT Investments, Inc., a Delaware corporation ("PT Investments") and Kingsway PT Limited Partnership ("Kingsway"). PT Investments and Kingsway are referred to herein individually as an "Investor" and collectively as the "Investors".

                                    RECITALS

         WHEREAS, the Company wishes to grant to the Investors rights to have Common Shares registered under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms and subject to the conditions of this Agreement;

         WHEREAS, Schedule I hereto sets forth the number of Common Shares held by each Investor; and

         WHEREAS, the Company wishes to grant to PT Investments rights to designate a representative to attend all meetings of the Company's Board of Directors (the "Board") and any committee thereof in a nonvoting-observer capacity, upon the terms and subject to the conditions of this Agreement;

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. REGISTRATION RIGHTS.

         (a)      Definitions.

         As used in this Agreement:

                  (i) "Commission" shall mean the U.S. Securities and Exchange Commission or any other federal agency at the time administering the Securities Act;

                  (ii) "Common Shares" means any of the Company's Diluted Voting Class I Common Shares (the "DVI Shares") or full voting Common Shares ("Full Voting Common Shares"), each par value $1.00 per share;

                  (iii) an "ERISA Conflict" shall be deemed to result for the purposes of this Agreement, as to any contemplated action, if either of the Investors shall furnish an opinion of outside counsel to the effect that a reasonable possibility exists that such action will result in a violation of the Employee Retirement Income Security Act of 1974, as amended;

                  (iv) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended;

                  (v) the term "Holder" shall mean any holder of Registrable Securities;


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                  (vi) the terms "register," "registered" and "registration"
         refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act (and any post-effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such registration statement;

                  (vii) the term "Registrable Securities" means (A) all of the DVI Shares held by PT Investments (B) all of the Full Voting Common Shares held by Kingsway and (C) any capital shares of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the Common Shares referred to in clause (A) or (B) above; provided, however, that the Company shall be required to honor a demand for registration of DVI Shares only if it shall be a condition to the delivery of the DVI Shares contemplated by such registration that, immediately following the sale thereof by the holder, such DVI Shares shall be converted into Full Voting Common Shares.

                  (viii) "Registration Expenses" shall mean all expenses incurred by the Company in compliance with Section 1(b) hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company and all fees and disbursements of counsel for the Investors, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company); and

                  (ix) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities.

         (b)      Company Registration.

                  (i) During any period of time in which PT Investments shall not have registered any Registrable Securities pursuant to a shelf registration under Section 1(c) below (but only during such period), if the Company shall determine to register any of its equity securities either for its own account or for the account of a security holder or holders, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Rule 145 transaction, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

                           (A) give, within five (5) business days of the date
                  the Company expects to file such registration statement, to the Investors a written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

                           (B) include in such registration (and any related
                  qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by the Investors within two (2) days after receipt of the written notice from the Company



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                  described in clause (i) above, except as set forth in Section
                  1(b)(ii) below. Such written request may specify all or a part of the Investor's Registrable Securities.

                  (ii) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Investors as a part of the written notice given pursuant to Section 1(b)(i)(A). In such event, the rights of the Investors to registration pursuant to this Section 1(b) shall be conditioned upon the Investors' participation in such underwriting and the inclusion of the Investors' Registrable Securities in the underwriting to the extent provided herein. The Investors shall (together with the Company) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for underwriting by the Company, provided that no underwriter whose selection would result in an ERISA Conflict may participate in any such underwriting. Notwithstanding any other provision of this Section 1(b), if the representative determines that marketing factors require a limitation on the number of shares to be underwritten, the Company shall so advise the Investors, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated in the following manner: The securities of the Company held by officers and directors of the Company (other than Registrable Securities) shall be excluded from such registration and underwriting to the extent required by such limitation, and, if a limitation on the number of shares is still required, the number of shares that may be included in the registration and underwriting by the Investor shall be reduced by such minimum number of shares as is necessary to comply with such limitation. If the Investors or any officer or director of the Company disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

                  (iii) Number. The Investor shall be entitled to have its shares included in an unlimited number of registrations pursuant to this Section 1(b).

         (c) Form S-3. The Company shall use its best efforts to qualify for registration on Form S-3 for secondary sales. After the Company has qualified for the use of Form S-3, PT Investments shall have the right to request unlimited registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of shares by the Investor), subject only to the following:

                  (i) The Company shall not be required to effect a registration pursuant to this Section 1(c) unless PT Investments proposes to dispose of shares of Registrable Securities resulting in aggregate proceeds (before deduction of underwriting discounts and expenses of sale) of more than $10,000,000.

                  (ii) The Company shall not be required to effect a registration pursuant to this Section 1(c) if the Company shall furnish to PT Investments a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to



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         defer the filing of such registration statement. In such event, the
         Company shall have the right to defer the filing of the registration statement no more than once during any 12 month period for a period of not more than 120 days after receipt of the request of the Company under this Section 1(c).

                  (iii) The Company shall not be obligated to effect any registration pursuant to this Section 1(c) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder.

         (d) Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this
Section 1 shall be borne by the Company, and all Selling Expenses shall be borne by the Investors; provided, however, that the Company shall not be required to pay any Registration Expenses if, as a result of the withdrawal of a request for registration by an Investor, the registration statement does not become effective, in which case such Investor shall bear such Registration Expenses.

         (e) Indemnification.

                  (i) The Company will indemnify each of the Investors, as applicable, each of its officers, directors and partners, and each person controlling each of the Investors, with respect to each registration which has been effected pursuant to this Section 1, and each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each of the Investors, each of its officers, directors and partners, and each person controlling each of the Investors, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the Investors with respect to the Investors or underwriter with respect to such underwriter and stated to be specifically for use therein.

                  (ii) Each of the Investors will, if Registrable Securities held by such Investor are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and each



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         underwriter, if any, of the Company's securities covered by such a registration statement, and each person who controls the Company or such underwriter within the meaning of the Securities Act and the rules and regulations thereunder against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact with respect to the Investors contained in any such registration statement, prospectus, offering circular or other document made by the Investors, or any omission (or alleged omission) to state therein a material fact with respect to the Investors required to be stated therein or necessary to make the statements by the Investors therein not misleading, and will reimburse the Company and such directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by the Investors with respect to the Investors and stated to be specifically for use therein; provided, however, that the obligations of the Investors hereunder shall be limited to an amount equal to the proceeds to the Investors of securities sold as contemplated herein.

                  (iii) Each party entitled to indemnification under this
         Section 1(e) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at such party's expense (unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the fees and expenses of counsel shall be at the expense of the Indemnifying Party), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this
         Section 1 unless the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

                  (iv) If the indemnification provided for in this Section 1(e) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu



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         of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (v) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with any underwritten public offering contemplated by this Agreement are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall be controlling.

                  (vi) The foregoing indemnity agreement of the Company and the Investors is subject to the condition that, insofar as they relate to any loss, claim, liability or damage made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement in question becomes effective or the amended prospectus filed with the Commission pursuant to Commission Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any underwriter if a copy of the Final Prospectus was furnished to the underwriter and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

                  (vii) Any indemnification payments required to be made to an Indemnified Party under this Section 1(e) shall be made as the related claims, losses, damages, liabilities or expenses are incurred.

         (f) Information by the Investor. Each of the Investors shall furnish to the Company such information regarding the Investor and the distribution proposed by such Investor as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 1. In addition, the PT Investments shall from time to time notify the Company of any sales made under any shelf registration hereunder, and shall promptly notify the Company when it has sold all of the shares covered by any such registration statement. The Investors shall not be required, in connection with any underwriting arrangements entered into in connection with any registration, to provide any information, representations or warranties, or covenants with respect to the Company, its business or its operations and the Investors shall not be required to provide any indemnification with respect to any registration statement except as specifically provided for in Section 1(e)(ii) hereof.

         (g) Rule 144 Reporting.



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         With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the restricted securities to the public without registration, the Company agrees to:

                           (A) make and keep public information available as
                  those terms are understood and defined in Rule 144, at all times from and after 90 days after the date hereof;

                           (B) use its best efforts to file with the Commission
                  in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at all times that it is subject to such reporting requirements; and

                           (C) so long as the Investor owns any Registrable
                  Securities, furnish to the Investor upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act (it is subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as the Investor may reasonably request in availing itself of any rule or regulation of the Commission allowing the Investor to sell any such securities without registration.

         (h) "Market Stand-off" Agreement. Each of the Investors agrees, if requested by the Company and an underwriter of Common Shares (or other securities) of the Company, not to sell or otherwise transfer or dispose of any Common Shares (or other securities) of the Company held by the Investors during the 90-day period following the effective date of a registration statement of the Company filed under the Securities Act; provided, that all officers and directors of the Company enter into similar agreements on terms no more favorable than the Investors and such agreements have not been waived; and provided, further that the Investors shall not be required to restrict the transfer of up to 500,000 Common Shares covered by a shelf registration pursuant to Section 1(c) above or otherwise eligible for sale in the public market.

         If requested by the underwriters, the Investors shall execute a separate agreement to the foregoing effect. The Company may impose stop-transfer instructions with respect to the Common Shares (or other securities) subject to the foregoing restriction until the end of said 90-day period. The provisions of this Section 1(h) shall be binding upon any transferee who acquires Registrable Securities, whether or not such transferee is entitled to the registration rights provided hereunder.

SECTION 2. OBSERVATION RIGHTS.

         For so long as PT Investments owns at least 741,229 Common Shares, PT Investments shall have the right to designate a representative, acceptable to the Company (which acceptance shall not be unreasonably withheld), to attend all meetings of the Board and any committees thereof in a nonvoting-observer capacity and the Company shall give such representative copies of all minutes, consents and other material it provides to its directors; provided, however, that such representative shall agree to hold in confidence and trust all information so provided; and



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provided further, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel. The Company shall reimburse the reasonable out-of-pocket expenses incurred by PT Investments' designee in connection with traveling to and attending meetings of the Company's Board.

SECTION 3. MISCELLANEOUS.

         (a) Assignability. This Agreement shall be binding upon and inure to the benefit of the respective heirs, personal representatives, successors and assigns of the parties hereto.

         (b) Notices. All communications under this Agreement shall be in writing and shall be delivered by hand or mailed by overnight courier or by registered or certified mail, postage prepaid:

                           (A) if to either of the Investors at c/o GE Asset
                  Management Incorporated, 3003 Summer Street, Stamford, Connecticut 06905, Attention: Controller to Alternative Investments, with copies to: Associate General Counsel to Alternative Investments and GE Investment, 2029 Century Park East, Suite 1230, Los Angeles, California 90067, or at such other address as PT Investment may have furnished the Company in writing;

                           (B) if to the Company, at its offices, currently
                  Renaissance House, East Broadway, Pembroke HMGX, Bermuda, marked for the attention of the President, with a copy to the Secretary of the Company, or at such other address as it may have furnished in writing to each of the Institutional Investors, with a copy to: Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, Attention: John S. D'Alimonte.

                  (ii) Any notice so addressed shall be deemed to be given: if delivered by hand, on the date of such delivery; if mailed by courier, on the first business day following the date of such mailing; and if mailed by registered or certified mail, on the third business day after the date of such mailing.

         (c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         (d) Entire Agreement; Termination. This Agreement constitutes the entire understanding of the parties hereto with respect to the matters to which it relates and supercedes all prior understandings among such parties with respect to such matters, including without limitation the Amended and Restated Registration Rights Agreement (the "Old Registration Rights Agreement") and the Amended and Restated Shareholders Agreement (the "Old Shareholders Agreement"), both dated as of March 23, 1998, by and among the parties signatory to this Agreement, Warburg, Pincus Investors, L.P., GE Investment Private Placement Partners I-Insurance, Limited Partnership, United States Fidelity and Guaranty Company, and for the Old Registration Rights Agreement only, the individuals whose names and addresses appear on Schedule I thereto. This Agreement may be amended, and the observance of any term of this



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Agreement may be waived, with (and only with) the written consent of the Company and the Investors.

         PT Investments and the Company hereby each irrevocably terminate all rights, obligations and covenants relating to or arising out of each of the Old Registration Rights Agreement and the Old Shareholders Agreement, effective immediately. Following such termination, neither party hereto shall have any surviving rights, duties or obligations of any kind whatsoever pursuant to or arising out of such terminated agreements.

(e) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.



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         IN WITNESS WHEREOF, the Company and the Investors have executed this
Agreement effective for all purposes as of the date first written above.

                                   RENAISSANCERE HOLDINGS LTD.



                                   By:    /s/  John M. Lummis
                                      ------------------------------------------
                                       Name:  John M. Lummis
                                       Title: Executive Vice President and Chief
                                       Financial Officer



                                   PT Investments, Inc.



                                   By:    /s/  Michael M. Pastore
                                      ------------------------------------------
                                       Name:  Michael M. Pastore
                                       Title:  Vice President



                                   KINGSWAY PT LIMITED PARTNERSHIP

                                   BY:  Kingsway One PT Corporation

                                   By:    /s/  Michael M. Pastore
                                      ------------------------------------------
                                       Name:  Michael M. Pastore
                                       Title:  Vice President




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                                   SCHEDULE I



INVESTOR                                             NUMBER OF SHARES HELD
--------                                             ---------------------
PT Investments, Inc.                      1,448,504 Diluted Voting Common Shares

Kingway PT Limited Partnership             323,700 Full Voting Common Shares






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